UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2020
AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth below in Item 2.01 related to the termination of the Credit Agreement (as defined below) in connection with the Closing (as defined below) is incorporated by reference in this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 30, 2020, AppFolio, Inc., a Delaware corporation (“AppFolio”), completed its previously-announced sale of 100% of the issued and outstanding equity interests of MyCase, Inc., a California corporation and former wholly owned subsidiary of AppFolio that provides legal practice and case management software solutions to law firms (“MyCase”). AppFolio sold MyCase to Mockingbird AcquisitionCo Inc., a Delaware corporation (“Buyer”) affiliated with funds advised by Apax Partners LLP, for an enterprise value of $193.0 million pursuant to the Stock Purchase Agreement, dated September 7, 2020 (the “Purchase Agreement”), by and among Buyer, AppFolio and MyCase (the “Transaction”). In connection with the closing of the Transaction (the “Closing”), and in accordance with the terms of the Purchase Agreement, AppFolio and MyCase entered into certain ancillary agreements, including relating to certain post-Closing transition services to be provided by AppFolio to MyCase.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the description of the Purchase Agreement in AppFolio’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 8, 2020 (the “September 8th Current Report”), and to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the September 8th Current Report and is incorporated herein by reference.

In connection with the Closing, the Credit Agreement, dated as of March 16, 2015 (as amended to the date of the Closing, the “Credit Agreement”), by and among AppFolio, Wells Fargo Bank, Nation Association, and each lender from time to time party thereto, was terminated and all obligations outstanding under the term loan and revolving credit facilities thereunder, including all guarantees and security interests granted with respect to such obligations, were satisfied in full with proceeds from the Transaction and extinguished. Immediately prior to the repayment of amounts owed under, and termination of, the Credit Agreement, there were approximately $48.1 million in term loans outstanding and $49.1 million in revolving borrowings outstanding.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full texts of the Credit Agreement and amendments thereto, which were filed as Exhibit 10.7 to AppFolio’s Registration Statement on Form S-1 filed with the Commission on May 18, 2015, Exhibit 10.1 to AppFolio’s Quarterly Report on Form 10-Q filed with the Commission on November 9, 2015, and Exhibit 10.17 to AppFolio’s Annual Report on Form 10-K filed with the Commission on February 28, 2019, and are each incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this Current Report on Form 8-K, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this Current Report on Form 8-K relate to, among other things, post-closing Transaction matters and the potential benefits of the Transaction. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the possibility that AppFolio may not fully realize the projected benefits of the Transaction; (ii) Transaction-related business disruptions following the Closing; (iii) diversion of management time on Transaction-related issues; (iv) the reaction of customers and other persons to the Transaction; and (v) other events that could adversely impact AppFolio, including the ongoing COVID-19 pandemic and other industry or economic conditions outside of AppFolio’s control. Forward-looking statements represent AppFolio’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause AppFolio’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause AppFolio’s actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio’s annual report on Form 10-K for the fiscal year ended December 31, 2019 and AppFolio’s subsequent quarterly reports on Form 10-Q, as well as in AppFolio’s other filings with the Commission. You should read this Current Report on Form 8-K with the understanding that AppFolio’s actual future results may be materially different from the results expressed or implied by these forward-looking statements. Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
On May 20, 2020, the Commission adopted Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses (the “New Rules”). The New Rules amend, among other things, the Commission’s “significance” tests under which a registrant determines whether a business disposition is “significant,” thereby requiring the filing of related pro forma financial information. The New Rules are effective January 1, 2021, but the New Rules permit voluntary early compliance provided that a registrant applies the New Rules in their entirety from the date of early compliance. AppFolio adopted the New Rules effective as of, and has applied the New Rules in their entirety from and since, May 20, 2020. AppFolio has determined that the Transaction does not meet the “significance” tests under the New Rules and, accordingly, no pro forma financial information is required to be filed pursuant to Item 9.01(b).

(d) Exhibits:

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of September 7, 2020, by and among Mockingbird AcquisitionCo Inc., AppFolio, Inc., and MyCase, Inc.†(1)
10.1	Credit Agreement, by and among AppFolio, Inc., Wells Fargo Bank, N.A., as administrative agent, and the lenders that are parties thereto, dated March 16, 2015.(2)
10.2	Amendment Number One to Credit Agreement, by and among AppFolio, Inc., Wells Fargo Bank, N.A., as administrative agent, and the lenders that are parties thereto, dated October 9, 2015.(3)
10.3	Amendment Number Two to Credit Agreement, by and among AppFolio, Inc., Wells Fargo Bank, N.A., as administrative agent, and the lenders that are parties thereto, dated December 24, 2018.(4)
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

(1) Filed as Exhibit 2.1 to the registrant’s Current Report on Form 8-K (File No. 001-37468) filed with the U.S. Securities and Exchange Commission on September 8, 2020, and incorporated herein by reference.

(2) Filed as Exhibit 10.7 to the registrant’s Registration Statement on Form S-1 (File No. 333-204262) filed with the U.S. Securities and Exchange Commission on May 18, 2015, and incorporated herein by reference.

(3) Filed as Exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q (File No. 001-37468) filed with the U.S. Securities and Exchange Commission on November 9, 2015, and incorporated herein by reference.

(4) Filed as Exhibit 10.17 to the registrant’s Annual Report on Form 10-K (File No. 001-37468) filed with the U.S. Securities and Exchange Commission on February 28, 2019, and incorporated herein by reference.

†Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2020	AppFolio, Inc.

By: /s/ Ida Kane
Name: Ida Kane
Title: Chief Financial Officer